Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The income tax (benefit) provision has been calculated using the separate return method, which is meant to reflect how taxes would have been recorded, had the Company filed its own tax return.
The income tax (benefit) provision for the years ended December 31, consists of the following (in thousands):

	2023	2022	2021
Current:
Federal	$3	$—	$—
State	(10)	—	56
Foreign	11	66	104
Current income tax provision	$4	$66	$160
Deferred:
Federal	$78	$(95)	$61
State	—	(4)	(81)
Foreign	(4)	—	(2)
Deferred income tax (benefit) provision	74	(99)	(22)
Total income tax (benefit) provision	$78	$(33)	$138
The components of loss before income taxes for the years ended December 31, were as follows (in thousands):

	2023	2022	2021
Domestic	$(109,491)	$(79,262)	$(68,534)
Foreign	19	291	380
Loss before income taxes	$(109,472)	$(78,971)	$(68,154)
The reconciliation of the (benefit) provision for income taxes at the U.S. federal statutory income tax rate of 21% to the Company’s income tax (benefit) provision for the years ended December 31, is shown below (in thousands):

	2023	2022	2021
Benefit at statutory rate	$(22,989)	$(16,584)	$(14,312)
State taxes, net of federal benefit	(2,747)	(1,367)	(1,139)
Foreign rate differential	3	5	8
Nondeductible (benefits) expenses	(293)	43	420
Unrecognized tax benefits including interest and penalties	—	—	6
Unbenefited losses	28,250	11,582	14,770
Valuation allowance	1,381	7,397	380
Change in value of warrants	844	(1,144)	—
Research & Development Tax Credit	(4,057)	—	—
Other	(314)	35	5
Income tax (benefit) provision	$78	$(33)	$138
The Company generated operating losses in each of the years presented. The income tax benefit recognized related to these losses was zero for each of the years ended December 31, 2023, 2022, and 2021. Operating results of the U.S. entities are included in the consolidated U.S. federal and combined state tax returns of H-D and these tax attributes have been fully utilized by H-D and are no longer available to the Company for future use. Future income tax (benefits) provisions may be impacted by future changes in the utilization of LiveWire attributes by H-D. The difference between the benefit at the statutory rate and the income tax (benefit) provision related to these operating losses is reflected in the table above as unbenefited losses.
After an assessment of the positive and negative evidence regarding the realizability of the separate state NOLs reflected in the financials, it was determined a valuation allowance continues to be required on separate state NOLs. Additionally, it was necessary to assess the positive and negative evidence of the realizability of the U.S. federal and consolidated state net deferred tax asset balance remaining after H-D utilization of LiveWire attributes for the periods ended December 31, 2023 and 2022. After such an assessment, it was determined a valuation allowance continues to be required. The difference between the benefit at the statutory rate and the income tax (benefit) provision related to these valuation allowances is reflected in the table above as valuation allowance.
The Company’s Non-US entities generated both income tax and operating losses for a net income tax provision of $7 thousand. Non-US operating losses cannot be utilized by H-D, therefore a deferred tax asset was recorded. After assessment of the positive and negative evidence regarding realizability of the Non-US deferred tax assets, it was determined the deferred tax assets are more likely than not to be realized and no valuation allowance was recorded.
The principal components of the Company’s deferred income tax assets and liabilities as of December 31, include the following (in thousands):

	2023	2022
Deferred tax assets:
Capitalized research & experimental expenditures	$11,827	$7,158
Accruals not yet tax deductible	1,585	615
Stock compensation	1,490	524
Net operating loss and credit carryforwards	4	—
UNICAP	91	1
Amortization, book in excess of tax	1,018	946
Lease liability	458	733
Deferred tax assets before valuation allowance	16,473	9,977
Less: Valuation allowance	(9,693)	(8,312)
Total deferred tax assets	6,780	1,665
Deferred tax liabilities:
Depreciation, tax in excess of book	$(5,961)	$(620)
Amortization, tax in excess of book	(468)	(349)
Right-of-use asset	(440)	(711)
Total deferred liabilities	(6,869)	(1,680)
Net deferred tax liability	$(89)	$(15)
The net deferred tax liability balance increased from December 31, 2022 to December 31, 2023 primarily due to an increase in the deferred tax liability balance related to tax basis amortizable goodwill that is not amortized for book purposes.
The tax operating loss and tax credit carryforwards, calculated on the separate return method for allocating tax expense, have been utilized by H-D in the consolidated tax return, and therefore are not available to the Company in future periods. Under the terms of the Company’s Tax Matters Agreement with H-D, LiveWire will receive no compensation from H-D for the use of such attributes, but they may be used to offset any future liabilities that may be owed by LiveWire to H-D under the Tax Matters Agreement. In addition, these tax loss and credit carryforwards would not have been realized on a separate return basis. As a result, consistent with prior periods, neither the deferred tax assets nor the full valuation allowances have been recorded for these hypothetical attributes. For the period from the close of the Business Combination and effective date of the Tax Matters Agreement, the unrecorded tax net operating loss and tax credit carryforward, unbenefited by LiveWire, was $32,014 thousand.
The Company recognizes interest and penalties related to unrecognized tax benefits in the income tax (benefit) provision. Changes in the Company’s gross liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	2023	2022
Unrecognized tax benefits, beginning of period	$162	$—
Increase (decrease) in unrecognized tax benefits for tax positions take in prior period	(162)	162
Unrecognized tax benefits, end of period	$—	$162
There were no unrecognized tax benefits as of December 31, 2023 and 2022 that, if recognized, would affect the effective tax rate due to the NOL and valuation allowance positions.
There was zero interest and penalties associated with unrecognized tax benefits recognized in the Consolidated statements of operations and comprehensive loss during 2023, 2022, and 2021.
There were zero gross interest and penalties associated with unrecognized tax benefits recognized in the Consolidated balance sheets at December 31, 2023 and 2022, respectively, due to the NOL and valuation allowance positions.
The Company did not make any income tax payments for the years ended December 31, 2023, 2022, and 2021.
LiveWire and its subsidiaries are currently members of H-D’s consolidated, combined, unitary and other similar groups for federal, state and local income tax purposes. The consolidated group files U.S. federal and various state income tax returns which are no longer subject to examination before 2020. LiveWire has separate state and non-US filing requirements that will remain open to tax authority examination through 2029.